UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported July 22, 2009): July 27, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective July 22, 2009, The Colonial BancGroup, Inc. (“BancGroup”) consented to the issuance of a Cease and Desist Order (the “Order”) by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the Alabama State Banking Department (the “Department”). The Order generally provides for the development and implementation of actions to ensure BancGroup’s wholly owned subsidiary, Colonial Bank, complies with its Order to Cease and Desist entered into with the Federal Deposit Insurance Corporation (the “FDIC”) and the Department effective June 15, 2009, and any other supervisory action taken by Colonial Bank’s federal or state regulators. Among other things, the Order requires BancGroup to:

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Present a written capital plan to the Federal Reserve and the Department within 30 days of the Order by which BancGroup and Colonial Bank would achieve sufficient capital to meet current and future capital requirements, including compliance with the Capital Adequacy Guidelines for Bank Holding Companies and the applicable capital adequacy guidelines for Colonial Bank issued by the FDIC;

•	Within 60 days of the Order, BancGroup will submit to the Federal Reserve and the Department an acceptable written plan for liquidity management at the consolidated organization;

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Within 30 days of the Order, BancGroup shall eliminate, through charge-offs or collection, all assets or portions of assets identified as “loss” that have not been previously collected in full or charged-off; thereafter, BancGroup shall, within 30 days from the receipt of any federal report of inspection, charge off all assets classified or identified as “loss” unless otherwise approved in writing by the Federal Reserve and the Department;

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Within 60 days of the Order, BancGroup shall review and revise as appropriate its consolidated allowance for loan and lease losses methodology to assure that it is consistent with relevant supervisory guidance and shall submit to the Federal Reserve and the Department an acceptable written program to be implemented for determining, documenting, and recording an adequate consolidated allowance for loan and lease losses;

•	BancGroup shall not declare or pay dividends without the prior written approval of the Federal Reserve and the Department;

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BancGroup shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from Colonial Bank without the prior written approval of the Federal Reserve and the Department;

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BancGroup shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Federal Reserve and the Department;

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BancGroup shall not, directly or indirectly, incur, increase, or guarantee any debt, nor purchase or redeem any shares of its stock, without the prior written approval of the Federal Reserve and the Department;

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BancGroup will comply with applicable notice provisions in connection with the appointment of any new director or senior executive officer or a change in the responsibilities of any senior executive officer so that the officer would assume a different executive officer position. BancGroup will also comply with applicable restrictions on indemnification and severance payments; and

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Within 30 days after the end of each quarter following the date of the Order, BancGroup’s Board of Directors shall submit to the Federal Reserve and the Department written progress reports detailing the form and manner of all actions taken to secure BancGroup’s compliance with the provisions of the Order and the results thereof, as well as a parent company only balance sheet, income statement, and, as applicable, a report of changes in shareholders’ equity.

A copy of the Order is included as Exhibit 10.1 and is incorporated herein by reference. The description of the Order set forth above does not purport to be complete, and is qualified by reference to the full text of the Order.

Item 7.01 Regulation FD Disclosure.

On July 27, 2009, BancGroup issued a press release announcing the signing of an order with the Federal Reserve and the Department. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit

10.1	Cease and Desist Order Issued Upon Consent to The Colonial BancGroup, Inc. by the Board of Governors of the Federal Reserve System and the Alabama State Banking Department, dated July 22, 2009.

99.1	Press release announcing Colonial BancGroup signs order with Regulators .

This report and the information incorporated by reference contain “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes”, “estimates”, “plans”, “expects”, “should”, “may”, “might”, “could”, “outlook”, “potential”, “would”, “anticipates”, the negative of these terms and similar expressions as they relate to BancGroup (including its subsidiaries and its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.

In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s Securities and Exchange Commission (the “SEC”) reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	losses in our loan portfolio are greater than estimated or expected;

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an inability to raise additional capital on terms and conditions that are satisfactory, including the failure to close on BancGroup’s pending agreement with investors led by Taylor, Bean & Whitaker Mortgage Corp. or BancGroup’s pending agreement with Global Consumer Acquisition Corp;

•	imposition of regulatory conditions or requirements on either BancGroup or the other parties to the transactions referenced above that could make consummation of such transactions impracticable;

•	failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;

•	failure to comply with the recent regulatory orders and additional regulatory measures that could be imposed as a result;

•	the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;

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economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments and fair values of assets;

•	continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

•	deposit attrition, customer loss or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond, including a reduction in assets in order to improve capital ratios;

•	the anticipated savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state legislative and regulatory changes;

•	current or future litigation, regulatory investigations, proceedings, inquiries or directives;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	changes in the securities markets;

•	acts of terrorism or war; and

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details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/S/ SARAH H. MOORE
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer

Date: July 27, 2009